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                                                                    EXHIBIT 10.9


                SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         This is the second amendment (the "Amendment"), dated February 8, 2000, by and between CRESCENT INTERNATIONAL LIMITED (the "Investor"), an entity organized and existing under the laws of Bermuda, and FRANKLIN TELECOMMUNICATIONS CORP. (the "Company"), a corporation organized and existing under the laws of the State of California, to the Registration Rights Agreement, dated August 30, 1999, as amended by the Amendment to Registration Rights Agreement, dated September 14, 1999 (the "Agreement") by and between the Investor and the Company. All capitalized terms used and not otherwise defined herein shall have the same meanings as when used in the Stock Purchase Agreement, dated August 30, 1999, as amended by the Amendment to Stock Purchase Agreement dated September 14, 1999, and as further amended by the Second Amendment to Stock Purchase Agreement, dated as of the date hereof (as amended, the "Stock Purchase Agreement").

         WHEREAS, pursuant to the terms of the Stock Purchase Agreement, the Investor purchased and the Company issued and sold shares of Common Stock through the Early Put for an Investment Amount of $2,000,000;

         WHEREAS, on the date hereof the Investor is purchasing and the Company is issuing and selling additional shares of Common Stock through the February Put for an Investment Amount of $1,500,000; and

         WHEREAS, the Investor and the Company desire to amend the Agreement to reflect their current agreements concerning registration for resale of Registrable Securities relating to the February Put;

         NOW, THEREFORE, the parties agree as follows:

1. The first WHEREAS clause of the Agreement is amended and restated in its entirety to read as follows:

     WHEREAS, the Company and the Investor have entered into that certain Stock Purchase Agreement, dated as of August 30, 1999, as amended by that certain Amendment to Stock Purchase Agreement, dated as of September 14, 1999, and as further amended by that certain Second Amendment to Stock Purchase Agreement, dated as of the date hereof (as amended, the "Stock Purchase Agreement"), pursuant to which the Company will issue, from time to time, to the Investor up to $6,500,000 worth of shares of Common Stock, no par value per share, of the Company (the "Common Stock");

2. Section 1.1(a) of the Agreement is amended and restated in its entirety to read as follows:

          a. Filing of Registration Statements. The Company shall register for resale all Put Shares issued or issuable to the Investor pursuant to the Stock Purchase Agreement and all Warrant Shares issued or issuable upon full exercise of the Warrants. Subject to the terms and conditions of this Agreement, the Company shall effect such registration in the manner




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     provided in either (i) or (ii) below. The Company shall file with the SEC either:

               (i) on or before September 22, 1999, a registration statement (the "Initial Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Common Stock purchased by the Investor pursuant to the Early Put (the "Initial Shares"), the Incentive Warrant Shares and the Early Put Warrant Shares. The aggregate number of shares to be registered under the Initial Registration Statement shall be equal to two hundred percent (200%) of the number of Initial Shares, plus the number of Incentive Warrant Shares. No later than March 9, 2000, the Company shall file with the SEC a registration statement (the "February Put Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of Registrable Securities relating to the February Put. The aggregate number of shares of Common Stock to be registered under the February Put Registration Statement shall be equal to two hundred percent (200%) of the number of February Put Shares. Prior to any Put subsequent to the February Put, the Company shall file with the SEC a registration statement (the "Subsequent Registration Statement" and together with the Initial Registration Statement and the February Put Registration Statement, the "Registration Statements" and each a "Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Common Stock to be purchased by the Investor and any Warrant Shares which have not previously been registered. The aggregate number of shares to be registered under the Subsequent Registration Statement shall be equal to 125% of (X-Y)/Z, where X is the Maximum Commitment Amount, Y is the sum of the Investment Amount of the Early Put and the Investment Amount for the February Put and Z is 92% of the Minimum Bid Price; or

               (ii) on or before March 9, 2000, a registration statement (the "Combined Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of all Put Shares issued or issuable, and which have not already been registered, pursuant to the terms of the Stock Purchase Agreement and all Warrant Shares issued or issuable, and which have not already been registered, upon full exercise of the Warrants, including, without limitation, the February Put Shares and the February Put Warrant Shares. The aggregate number of shares to be registered under the Combined Registration Statement shall be equal to 150% of (A-B)/C, where A is the Maximum Commitment Amount, B is the Investment Amount of the Early Put and C is 92% of the Minimum Bid Price.


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3.   Section 1.1(b) of the Agreement is amended and restated in its entirety to read as follows:

          b. Effectiveness of the Registration Statements. The Company shall use its best efforts either: (i) to have the Initial Registration Statement declared effective by the SEC in no event later than ninety-seven (97) calendar days after the Subscription Date, and to have the February Put Registration Statement declared effective by the SEC no later than June 7, 2000, and to have the Subsequent Registration Statement declared effective by the SEC in no event later than June 7, 2000 or (ii) to have the Combined Registration Statement declared effective by the SEC in no event later than June 7, 2000. The Company shall ensure that all Registration Statements remain in effect for a period ending 180 days following the earlier of termination of the Commitment Period and termination of the Investor's obligations pursuant to Section 2.4 of the Stock Purchase Agreement; provided that such period shall be extended one day for each day after the applicable Effective Date that any Registration Statement covering Registrable Securities is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement; and provided further that the Company shall not be required to ensure that any Registration Statement covering Registrable Securities remain in effect for such 180 day period if the shares registered thereunder shall have become freely tradable pursuant to Rule 144(k) of the Securities Act or have otherwise been sold.

4. Section 1.1(e) of the Agreement is amended and restated in its entirety to read as follows:

          e. Failure to Register Sufficient Number of Shares.

               (i) If the Early Put Warrant shall become exercisable for a number of shares in excess of the number of Early Put Warrant Shares included in the Initial Registration Statement ("Excess Shares"), then the Company shall immediately amend such Registration Statement (or file a new Registration Statement) to cover the Excess Shares (such amended or new Registration Statement is referred to herein as an "Excess Registration Statement") and the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to one and a half percent (1.5%) of the product of (x) the number of Excess Shares multiplied by (y) the Bid Price of the Common Stock on the applicable Effective Date, for each calendar month and for each portion of a calendar month, pro rata, during the period from the Effective Date of the applicable Registration Statement and the Effective Date of the applicable Excess Registration Statement.

               (ii) If the February Put Warrant shall become exercisable for a number of shares in excess of the number of February Put Warrant Shares included in the February Put Registration Statement ("February Excess Shares"), then the Company shall immediately amend such Registration Statement (or file a new Registration Statement) to cover the February Excess Shares (such amended or new Registration Statement is referred to herein as a "February Excess Registration Statement") and the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to one and a half percent (1.5%) of the product of (x) the number of February Excess Shares multiplied by (y) the


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          Bid Price of the Common Stock on the Effective Date of the February
          Put Registration Statement, for each calendar month and for each portion of a calendar month, pro rata, during the period from the Effective Date of the February Put Registration Statement until the Effective Date of the February Excess Registration Statement.

5. Section 4.9 of the Agreement is amended and restated in its entirety to read as follows:

          Section 4.9. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York.

6. Copies of any notices, demands, requests, consents, approvals and other communications required to be sent to Rogers & Wells LLP pursuant to
     Section 4.8 shall instead be sent to Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, NY 10166, Attention: Sara Hanks, Esq./Earl S. Zimmerman, Esq., Telephone: (212) 878-8000, Facsimile: (212) 878-8375


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         IN WITNESS WHEREOF, this Amendment has been entered into on the day and year first herein written.


                                            CRESCENT INTERNATIONAL LIMITED


                                            By: /s/ Mel Craw     /s/ Maxi Brezzi
                                                --------------------------------
                                                Name:  Mel Craw      Maxi Brezzi
                                                Title:



                                            FRANKLIN TELECOMMUNICATIONS CORP.


                                            By: /s/ Tom Russell
                                                --------------------------------
                                                Name:  Tom Russell
                                                Title: VP - CFO


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